RATE-REGULATED BUSINESSES	12 Months Ended
Dec. 31, 2015
Regulated Operations [Abstract]
RATE-REGULATED BUSINESSES
RATE-REGULATED BUSINESSES
TransCanada's businesses that apply RRA currently include Canadian, U.S. and Mexican natural gas pipelines, regulated U.S. natural gas storage and certain Canadian liquids pipelines currently in development. Regulatory assets and liabilities represent future revenues that are expected to be recovered from or refunded to customers based on decisions and approvals by the applicable regulatory authorities.
Canadian Regulated Operations
The Canadian Mainline, NGTL System, Foothills and TQM pipelines are regulated by the NEB under the National Energy Board Act. The NEB regulates the construction and operation of facilities, and the terms and conditions of services, including rates, for the Company's Canadian regulated natural gas transmission systems.
TransCanada's Canadian natural gas transmission services are supplied under natural gas transportation tariffs that provide for cost recovery, including return of and return on capital as approved by the NEB. Rates charged for these services are typically set through a process that involves filing an application with the regulator wherein forecasted operating costs, including a return of and on capital, determine the revenue requirement for the upcoming year or multiple years. To the extent that actual costs and revenues are more or less than the forecasted costs and revenues, the regulators generally allow the difference to be deferred to a future period and recovered or refunded in rates at that time. Differences between actual and forecasted costs that the regulator does not allow to be deferred are included in the determination of net income in the year they occur.
Canadian Mainline
In March 2015, TransCanada filed a compliance filing with the NEB in response to the RH-001-2014 Decision on TransCanada's 2015-2030 Tolls Application (the NEB 2014 Decision) and is required to file a toll review for the 2018 to 2020 period prior to December 31, 2017. In June 2015, the NEB approved the applied-for compliance tolls as filed and these tolls became effective on July 1, 2015.
The NEB's 2014 Decision acknowledged that an off-ramp had been reached on the NEB 2013 Decision (described below) and approved fixed tolls for 2015 to 2020 as well as certain parameters for a toll setting methodology to 2030. Features of the settlement reached with shippers as approved in the NEB 2014 Decision include an ROE of 10.1 per cent on deemed common equity of 40 per cent, an incentive mechanism that has both upside and downside risk and a $20 million after-tax annual TransCanada contribution to reduce the revenue requirement. Toll stabilization is achieved through the continued use of deferral accounts, namely the Long-term adjustment account (LTAA) and the Bridging amortization account, to capture the surplus or the shortfall between the Company's revenues and cost of service for each year over the six-year fixed toll term of the NEB 2014 Decision.
In March 2013, the Company received a decision from the NEB which set tolls for 2013 through 2017 at competitive levels, fixing tolls for some services and providing unlimited pricing discretion for others (the NEB 2013 Decision). The decision established an ROE of 11.5 per cent on deemed common equity of 40 per cent and included mechanisms to achieve the fixed tolls through the use of a LTAA as well as the establishment of a Tolls Stabilization Account (TSA) to capture the surplus or the shortfall between revenues and cost of service for each year over the five-year term of the decision. In addition, the decision provided an opportunity to generate incentive earnings by increasing revenues and reducing costs. The NEB also identified certain circumstances that would require a new tolls application prior to the end of the five-year term. One of those circumstances occurred in 2013 when the TSA balance became positive. In December 2013, TransCanada filed the 2015-2030 Tolls Application with the NEB that addressed tolls moving forward including continuation of the NEB 2013 Decision tolls for 2014.
NGTL System
In February 2015, the NEB approved the NGTL System’s 2015 Revenue Requirement Settlement. The terms of the one year settlement include ROE of 10.1 per cent on 40 per cent deemed equity, a continuation of the 2014 depreciation rates and a mechanism for sharing variances above and below a fixed annual operating, maintenance and administration (OM&A) cost amount that was based on an escalation of 2014 actual costs.
The NGTL System’s 2014 results reflect the terms of the 2013-2014 Revenue Requirement Settlement Application. This settlement had fixed annual OM&A costs and a 10.1 per cent ROE on deemed common equity of 40 per cent. Any variance between fixed OM&A costs in the settlement and actual costs accrued to TransCanada. The settlement also included a composite depreciation rate of 3.12 per cent in 2014.
Energy East
Energy East is currently in the development stage, awaiting regulatory approval from the NEB. Tolls will be designed to provide for cost recovery including return of and on capital as approved by the NEB.
Other Canadian Pipelines
The Foothills operating model for 2014 and 2015 provides for recovery of all revenue requirement components on a flow-through basis. TQM operates under a model consisting of fixed and flow-through revenue requirement components for 2014 through 2016. Any variances between actual costs and those included in the fixed component accrue to TQM.
U.S. Regulated Operations
TransCanada's U.S. natural gas pipelines are "natural gas companies" operating under the provisions of the Natural Gas Act of 1938, the Natural Gas Policy Act of 1978 (NGA) and the Energy Policy Act of 2005, and are subject to the jurisdiction of the FERC. The NGA grants the FERC authority over the construction and operation of pipelines and related facilities. The FERC also has authority to regulate rates for natural gas transportation in interstate commerce. The Company's significant regulated U.S. natural gas pipelines are described below.
ANR
ANR's natural gas transportation and storage services are provided under tariffs regulated by the FERC. These tariffs include maximum and minimum rates for services and allow ANR to discount or negotiate rates on a non-discriminatory basis. ANR Pipeline Company rates were established pursuant to a settlement approved by the FERC that was effective for all periods presented, beginning in 1997. On January 29, 2016, ANR Pipeline Company filed an application with the FERC under section 4 of the NGA to establish new rates expected to be effective, subject to refund, on August 1, 2016.
ANR Storage Company rates were established pursuant to a settlement approved by the FERC in August 2012 and ANR Storage Company is required to file for new rates to be effective no later than July 1, 2016.
TCO, another ANR-related regulated entity, began operating under FERC-approved tariff rates on November 1, 2012. As at December 31, 2015, TCO assets were classified as Assets held for sale. Refer to Note 6 for more information.
Other U.S. Natural Gas Pipelines
GTN, Great Lakes and Bison are regulated by the FERC and operate in accordance with FERC-approved tariffs that establish maximum and minimum rates for various services. Each pipeline is permitted to discount or negotiate these rates on a non-discriminatory basis.
GTN’s rates were established pursuant to a settlement approved by the FERC in January 2012. On June 30, 2015, FERC approved GTN’s new settlement with its shippers which satisfies GTN’s obligations from the 2012 settlement for new rates to be in effect on January 1, 2016, and reduced rates on the mainline by three per cent on July 1, 2015.  In January 2016, GTN’s rates will decrease a further 10 percent and will continue in effect through December 31, 2019. Unless superseded by a subsequent rate case or settlement, GTN’s rates will decrease an additional eight per cent for the period January 1, 2020 through December 31, 2021 when GTN will be required to establish new rates.
Great Lakes operates under rates established pursuant to a settlement approved by the FERC in November 2013. Under the settlement, Great Lakes is required to file for new rates to be effective no later than January 1, 2018.
Bison continues to operate under the rates approved by FERC in connection with Bison's initial construction and has no requirement to file a new rate proceeding.
Mexico Regulated Operations
TransCanada's Mexican operations are regulated by the CRE and operate in accordance with CRE-approved tariffs. In 2014, TransCanada began using RRA for all natural gas pipelines in Mexico. The rates were established based on CRE approved negotiated contracts.
Regulatory Assets and Liabilities

at December 31	2015	2014	Remaining Recovery/ Settlement Period (years)
(millions of Canadian $)

Regulatory Assets
Deferred income taxes[1]	848	1,001	n/a
Operating and debt-service regulatory assets[2]	47	4	1
Pensions and other post retirement benefits[3]	210	236	n/a
Foreign exchange on long-term debt[5]	54	—	1-14
Other[4]	110	72	n/a
	1,269	1,313
Less: Current portion included in Other current assets (Note 5)	85	16
	1,184	1,297
Regulatory Liabilities
Foreign exchange on long-term debt[5]	—	42	1-14
Operating and debt-service regulatory liabilities[2]	32	21	1
ANR-related post-employment and retirement benefits other than pension[6]	147	117	n/a
Long term adjustment account[7]	231	64	45
Pipeline abandonment costs[8]	285	—	n/a
Bridging amortization account[9]	456	—	15
Other[4]	52	49	n/a
	1,203	293
Less: Current portion included in Accounts payable and other (Note 13)	44	30
	1,159	263

[1]
These regulatory assets are underpinned by non-cash transactions or are recovered without an allowance for return as approved by the regulator. Accordingly, these regulatory assets are not included in rate base and do not yield a return on investment during the recovery period.

[2]
Operating and debt-service regulatory assets and liabilities represent the accumulation of cost and revenue variances approved by the regulatory authority for inclusion in determining tolls for the following calendar year. Pre-tax operating results in 2015 would have been $32 million lower (2014 – $28 million higher; 2013 – $76 million lower) had these amounts not been recorded as Regulatory assets and liabilities.

[3]
These balances represent the regulatory offset to pension plan and other post-retirement obligations to the extent the amounts are expected to be collected from customers in future rates. The balances are excluded from the rate base and do not earn a return on investment. Pre-tax operating results in 2015 would have been $26 million higher (2014 – $46 million lower; 2013 – $171 million higher) had these amounts not been recorded as regulatory assets and liabilities.

[4]	Pre-tax operating results in 2015 would have been $35 million lower (2014 – $2 million higher; 2013 – $2 million higher) had these amounts not been recorded as regulatory assets and liabilities.

[5]
Foreign exchange on long-term debt of the NGTL System and Foothills represents the variance resulting from revaluing foreign currency-denominated debt instruments to the current foreign exchange rate from the historical foreign exchange rate at the time of issue. Foreign exchange gains and losses realized when foreign debt matures or is redeemed early are expected to be recovered or refunded through the determination of future tolls. In the absence of RRA, GAAP would have required the inclusion of these unrealized gains or losses in Net income.

[6]
Under the terms of ANR’s last rate settlement, ANR will be required to make refunds to its customers, pursuant to a refund plan to be approved by FERC in a future rate proceeding, of those amounts in the post-retirement benefit trust fund that have not been used to pay benefits to its employees. This regulatory liability represents the difference between the amount collected in rates and the amount of post-retirement benefits expense. ANR anticipates that the resolution of this liability will be determined through the section 4 rate case ANR filed with the FERC on January 29, 2016.  Since the timing of the rate case conclusion is uncertain, a settlement period cannot be determined at this time. Pre-tax operating results in 2015 would have been $30 million higher (2014 – $13 million higher; 2013 – $16 million higher) had these amounts not been recorded as regulatory assets and liabilities.

[7]	Pre-tax operating results in 2015 would have been $167 million higher (2014 – $418 million higher; 2013 – $247 million lower) had these amounts not been recorded as regulatory liabilities.

[8]
Effective January 1, 2015, NEB regulated pipelines including the Mainline, NGTL System, Foothills, Keystone and TQM are required to collect and set-aside funds received from customers to be used for future pipeline abandonment activities. Funds are collected through a surcharge mechanism, set-aside in trust accounts, and the obligation to use these funds for future pipeline abandonment activities is recorded as a regulatory liability. Pre-tax operating results in 2015 would have been $285 million higher (2014 – nil; 2013 – nil) had these amounts not been recorded as regulatory liabilities.

[9]	Pre-tax operating results in 2015 would have been $456 million higher (2014 – nil; 2013 – nil) had these amounts not been recorded as regulatory liabilities.
Allowance for Funds Used During Construction
The total amount of debt and equity AFUDC included in the Consolidated statement of income was $295 million in 2015 (2014 – $136 million; 2013 – $37 million).